Consolidation principles and methods (Policies)	12 Months Ended
Dec. 31, 2022
Significant Accounting Policies [Abstract]
General principles, Statement of Compliance and Basis of Presentation
General principles
The statement of consolidated financial position as of December 31, 2022, 2021 and 2020 and the statements of consolidated operations, the statements of consolidated comprehensive loss, the consolidated changes in shareholders’ equity and statements of consolidated cash flows for the years ended December 31, 2022, 2021 and 2020 were prepared under management’s supervision and were approved by the Executive Board of the Company (the “Executive Board”) and reviewed by the Supervisory Board of the Company (the “Supervisory Board”) on April 24, 2023.
All amounts presented in the consolidated financial statements are presented in thousands of euros, unless stated otherwise. Some figures have been rounded. Accordingly, the totals in some tables may not be the exact sums of component items.
The preparation of the consolidated financial statements in accordance with International Financial Reporting Standards (‘‘IFRS’’) requires the use of estimates and assumptions that affect the amounts and information disclosed in the financial statements (see Note 3.2 for additional information).
The consolidated financial statements have been prepared using the historical cost measurement basis, with the exception of some financial assets and liabilities, which are measured at fair value.

Statement of Compliance and Basis of Presentation
The consolidated financial statements have been prepared in accordance with IFRS, International Accounting Standards (“IAS”) as issued by the International Accounting Standards Board (“IASB”) as well as interpretations issued by the IFRS Interpretations Committee (“IFRS-IC”) and the Standard Interpretations Committee (the “SIC”), which application is mandatory as of December 31, 2022. The consolidated financial statements are also compliant with IFRS as adopted by the European Union.
Those are available on the European Commission website:
https://eur-lex.europa.eu/eli/reg/2002/1606/oj
The accounting principles used to prepare the consolidated financial statements for the fiscal year ended December 31, 2022 are identical to those used for the previous year except for the standards listed below that required adoption in 2022.

Application of New or Amended Standards and Interpretations
The Company adopted the following standards, amendments and interpretations, whose application was mandatory for periods beginning on or after January 1, 2022:
•Amendment to IFRS 3 - update of a reference to the conceptual framework
•Amendment to IAS 16 Property, Plant and Equipment - related to proceeds before intended use.
•Amendment to IAS 37 related to onerous contracts and the cost of Fulfilling a contract
The application of these standards had no impact on the consolidated financial statements of the Company.

Assessment of the impacts of the Application of the standards, amendments and interpretations which will come into force subsequently
The application of the following new standards, amendments and interpretations was not yet mandatory for the year ended December 31, 2022 :
•Amendments to IAS 1 – Classification of Liabilities as Current or Non-current (issued in October 2022 and Effective for the accounting periods as of January 1, 2024)
•Amendments to IAS 8 – Definition of Accounting Estimates (issued on 12 February 2021 and Effective for the accounting periods as of January 1, 2023)
•Amendments to IAS 1 and IFRS Practice Statement 2 –Disclosure of Accounting Policies (issued in March 2021 and Effective for the accounting periods as of January 1, 2023)
•Amendments to IAS 12 – Income Taxes: Deferred Tax related to Assets and Liabilities arising from a Single Transaction (issued in May 2021 and Effective for the accounting periods as of January 1, 2023)
No significant impact is expected on the consolidated financial statements following the application of the above amendments.
The Company elected to early adopt no new standards, amendments or interpretations which application was not yet mandatory for the year ended December 31, 2022.

Going concern
We have prepared our consolidated financial statements assuming that we will continue as a going concern. We experienced net losses of €57.0 million in 2022 and a net decrease in cash and cash equivalents of €42.5 million in 2022. At December 31, 2022, our accumulated deficit was €227.3 million and we had negative working capital of €22.7 million. We expect to continue to incur significant expense related to the development and manufacturing of nanotechnology product candidates such as NBTXR3 and conducting clinical studies. Additionally, we may encounter unforeseen difficulties, complications, development delays and other unknown factors that require additional expense. As a result of these expenditures, we expect to continue to incur significant losses in the near term. Additionally, the Company’s debt instruments contain covenants that require maintenance of minimum cash and cash equivalent balances that limit the availability of cash resources to pursue operational needs.

The Company’s covenant obligations entail that the current cash and cash equivalents are only sufficient to fund our operating expenses into the third quarter of 2023. Violation of the covenant would result in immediate repayment of all or part of the loan outstanding (if and when requested by the bank), together with accrued interest, prepayment fees and all other accrued or outstanding amounts. However, Nanobiotix has obtained a 15 million euros temporary waiver, until July 31, 2023, and has reached an agreement in principle with EIB to automatically extend it until January 31, 2024 should (a) a business development partnership, collaborative or strategic alliance have become effective before July 31, 2023 and (b) the contractual documentation is signed within fifteen days following the date of this form 20-F. Failing this extension period, and except if it has obtained appropriate funding prior, the Company is expected to be in breach of this temporary waiver as of July 31, 2023.

The Company is also pursuing additional funding through one or more possible new partnerships, collaborative or strategic alliances; or from the use of the use of the equity line (PACEO) signed with Kepler Cheuvreux, financing from institutional or strategic investors, from the capital markets, or a combination of the above. However, the Company cannot guarantee if or when any such transactions will occur or whether they will be on satisfactory terms.

While the Company has taken and will continue to take actions to obtain new funding and manage costs through operating expense reduction plans, as necessary, the above factors indicate substantial doubt about the Company’s ability to continue as a going concern as there is no assurance that the Company will be successful in satisfying its future cash needs.
Subsequently, the Executive Board determined it is appropriate to prepare consolidated financial statements as of and for the period ended December 31, 2022, applying a going concern basis, assuming the Company will continue to operate for the foreseeable future.

Basis of consolidation
3.1 Basis of consolidation

Accounting policy
In accordance with IFRS 10 – Consolidated Financial Statements, the Group controls an entity when it is exposed or has rights to variable returns due to its links with the entity and has the ability to influence these returns due to the power it holds on this one.. Accordingly, each of the Company’s subsidiaries has been fully consolidated from the date on which the Company obtained control over it. A subsidiary would be deconsolidated as of the date on which the Company no longer exercises control.
All intra-Company balances, transactions, unrealized gains and losses resulting from intra-Company transactions and all intra-Company dividends are eliminated in full.
The accounting methods of the Company’s subsidiaries are aligned with those of the Company.
The consolidated financial statements are presented in euros, which is the reporting currency and the functional currency of the parent company, Nanobiotix S.A. The financial statements of consolidated foreign subsidiaries whose functional currency is not the euro are translated into euros for statement of financial position items at the closing exchange rate at the date of the statement of financial position and for the statement of operations, statement of comprehensive loss and statement of cash flow items at the average rate for the period presented, except where this method cannot be applied due to significant exchange rate fluctuations during the applicable period. The dollar to euro exchange rate used in the consolidated financial statements to convert the financial statements of the U.S. subsidiary was $1.0666 as of December 31, 2022 and an average of $1.0539 for the year ended December 31, 2022 (source: Banque de France) compared with $1.1326 and $1.1835 for 2021 and $1.2271 and $1.1413 for 2020, respectively. The resulting currency translation adjustments are recorded in other comprehensive income (loss) as a cumulative currency translation adjustment.

Consolidated entities
As of December 31, 2022, the Company is comprised of one parent entity, “Nanobiotix S.A.,” and five wholly owned subsidiaries:
•Nanobiotix Corp., incorporated in the State of Delaware in the United States in September 2014;
•Nanobiotix Germany GmbH, incorporated in Germany in October 2017;
•Nanobiotix Spain S.L.U., incorporated in Spain in December 2017;
•Curadigm S.A.S., incorporated on July 3, 2019 and located in France; and
•Curadigm Corp., a wholly-owned subsidiary of Curadigm S.A.S., incorporated in the State of Delaware on January 7, 2020 and headquartered in Cambridge, Massachusetts.
The consolidated financial statements as of and for the year ended December 31, 2022 include the operations of each of these subsidiaries from the date of their incorporation.
Use of judgement, estimates and assumptions
3.2 Use of judgement, estimates and assumptions
The preparation of consolidated financial statements in accordance with IFRS requires the use of estimates and assumptions that affect the amounts and information disclosed in the financial statements. The estimates and judgments used by management are based on historical information and on other factors, including expectations about future events considered to be reasonable given the circumstances. These estimates may be revised where the circumstances on which they are based change. Consequently, actual results may vary significantly from these estimates under different assumptions or conditions. The main items affected by the use of estimates are going concern, share-based payments, deferred tax assets, clinical trials accruals, revenue recognition and the fair value of financial instruments.
Measurement of share-based payments
The Company measures the fair value of stock options (OSA), founders’ warrants (BSPCE), warrants (BSA) and free shares (AGA) granted to employees, members of the Supervisory Board and consultants based on actuarial models. These actuarial models require that the Company use certain calculation assumptions with respect to characteristics of the grants (e.g., vesting terms) and market data (e.g., expected share volatility) (see Note 17).
Deferred tax assets
Deferred taxes are recognized for temporary differences arising from the difference between the tax basis and the accounting basis of the Company’s assets and liabilities that appear in its financial statements. The primary temporary differences are related to the tax losses that can be carried forward or backward, depending on the jurisdiction. Enacted tax rates are used to measure deferred taxes (see Note 19).
The deferred tax assets are recorded in the accounts only to the extent that it is probable that the future profits will be sufficient to absorb the losses that can be carried forward or backward. Considering its stage of development, which does not allow income projections judged to be sufficiently reliable to be made, the Company has not recognized deferred tax assets in relation to tax losses carryforwards in the Statements of Consolidated Financial Position.
Clinical trial accruals
Clinical trial expenses, although not yet billed in full, are estimated for each study and a provision accrual is recognized accordingly. See Note 13.1 for information regarding the clinical trial accruals as of December 31, 2022 and 2021.
Revenue recognition
In order to determine the amount and timing of revenue under the contract with customers, the Company is required to use significant judgments, mainly with respect to identifying performance obligations of the Company and determining the timing of satisfaction of support services provided to customers
Determining the distinctiveness of performance obligations — A promised good or service will need to be recognized separately in revenue if it is distinct as defined in IFRS 15. In determining whether the performance obligation is separate, the Company analyses if (i) the good or service is distinct in absolute terms, i.e. it can be useful to the customer, either on its own or in combination with resources that the customer can obtain separately; and if (ii) the good or service is distinct in the context of the contract, i.e. it can be identified separately from the other goods and services in the contract because there is not a high degree of interdependence or integration between this element and the other goods or services promised in the contract. If either of these two conditions is not met, the good or service is not distinct, and the Company must group it with other promised goods or services until it becomes a distinct group of goods or services.
Allocation of transaction price to performance obligations — A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. To determine the proper revenue recognition method, the Company evaluates whether the contract should be accounted for as more than one performance obligation. This evaluation requires significant judgment; some of the Company’s contracts have a single performance obligation as the promise to transfer the individual goods or services is not separately identifiable from other promises in the contracts and, therefore, not distinct. For contracts with multiple performance obligations, the Company allocates the contract’s transaction price to each performance obligation using our best estimate of the standalone selling price of each distinct good or service in the contract.
Variable consideration — Due to the nature of the work required to be performed on many of the Company’s performance obligations, the estimation of total revenue and cost at completion is complex, subject to many variables and requires significant judgment. It is common for the collaboration and license agreements to contain variable consideration that can increase the transaction price. Variability in the transaction price arises primarily due to milestone payments obtained following the achievement of specific milestones (e.g., scientific results or regulatory or commercial approvals). The Company includes the related amounts in the transaction price as soon as their receipt is highly probable. The effect of the increase of the transaction price due to milestones payments is recognized as an adjustment to revenue on a cumulative catch‑up basis.
Revenue recognized over time and input method — Some of the Company’s performance obligations are satisfied over time as work progresses, thus revenue is recognized over time, using an input measure of progress as it best depicts the transfer of control to the customers.
See Note 15 for additional detail regarding the Company’s accounting policies for its additional sources of revenue.
Fair value of financial assets and liabilities
The fair value measurement of the loan granted by European Investment Bank (“EIB”) requires the Company to determine:
–the average discount rate of the new liability executed in October 2022. The average discount rate reflects the company’s credit risk at the Amendment Agreement date as well as a premium to reflect uncertainties associated with the timing and the amount of the royalties’ payment. The company involved external specialists to support in determining the average discount rate;
–the amount of additional interest (“royalties”, as defined by the royalty agreement with EIB) that will be due according to the loan agreement during a royalty calculation period commencing upon commercialization. The royalties due during this period will be determined and calculated based on the number of tranches that have been withdrawn and will be indexed to the Company’s annual sales turnover. For the purpose of measuring the fair value of the EIB loan, the Company forecasts the sales that it expects to generate during the royalty period, taking into consideration the operational assumptions such as market release dates of the products, growth and penetration rate in each market. (see notes 4.3 and 12 for details about this loan and the accounting treatment applied).

Intangible assets
Accounting policies
In accordance with IAS 38 – Intangible Assets, intangible assets are carried at their acquisition cost.

Research and Development costs
Research costs are recorded in expenses in the period during which they are incurred. Under IAS 38 – Intangible Assets, development costs may only be capitalized as intangible assets if the following criteria are met:
•it is technically feasible to complete the development of the intangible asset so that it will be available for use or sale;
•the Company intends to complete the development of the intangible asset and use or sell it;
•the Company has the ability to use or sell the intangible asset;
•it is probable that the intangible asset will generate future economic benefits;
•adequate technical, financial and other resources are available to complete the development of the intangible asset; and
•the Company is able to reliably measure the expenditures attributable to the development of the intangible asset.
The Company believes that because of the risks and uncertainties related to the grant of regulatory approval for the commercialization of its product candidates, the technical feasibility of completing its development projects will only be demonstrated when requisite approvals are obtained for the commercialization of products. Accordingly, pursuant to IAS 38, the Company has recognized all of its research and development costs incurred as an expense in 2022 and prior periods.

Patents
Costs incurred by the Company in connection with the filing of patent applications are recognized as an expense until such time as the relevant patents are obtained, in line with the treatment of research and development costs. Once the patents are obtained from relevant authorities, their related patent costs are amortized on a straight-line basis over the patent protection period. The useful life of the patents is reassessed each year, according to IAS 38.

Software
The costs of acquiring software licenses are recognized as assets on the basis of the costs incurred to acquire and implement the software to which the license relates. These costs are amortized on a straight-line basis over the life of the license.

Recoverable amount of intangible assets
Intangible assets with a definite useful life are tested for impairment when there are events or changes in circumstances that indicate that the asset might be impaired. Impairment tests involve comparing the carrying amount of an intangible asset with its recoverable amount. The recoverable amount of an asset is the higher of (i) its fair value less costs to sell and (ii) its value in use. If the recoverable amount of any asset is below its carrying amount, an impairment loss is recognized to reduce the carrying amount to the recoverable amount.

Property, plant and equipment
Accounting policies
Property, plant and equipment are recorded at their acquisition cost. Major renovations and improvements necessary to bring an asset to the working condition for its use as intended by the Company’s management are capitalized. The cost of repairs, maintenance and other renovation work is expensed as incurred.
Property, plant and equipment are depreciated on a straight-line basis according to the estimated useful life of the relevant assets.

The depreciation periods used are as follows:
•General fixtures and fittings, building work: 5 to 10 years;
•Technical installations, equipment and industrial tooling: 3 to 10 years; and
•Office and IT equipment and furniture: 1 to 10 years.
Recoverable amount of property, plant and equipment
Property, plant and equipment with a definite useful life are tested for impairment when there are events or changes in circumstances that indicate that the asset might be impaired. An impairment loss is recognized for the excess of the carrying amount of the asset over its recoverable amount. The recoverable amount of an asset is equal to the higher of (i) its fair value less costs to sell and (ii) its value in use.

Non-current financial assets
Accounting policies
Non-current financial assets are recognized and measured in accordance with IFRS 9 – Financial Instruments.
No non-current financial assets are estimated at fair value through other comprehensive income (OCI).
Pursuant to IFRS 9 – Financial Instruments, financial assets are classified in three categories according to their nature and the intention of management:
•Financial assets at fair value through profit and loss;
•Financial assets at fair value through other comprehensive income; and
•Financial assets at amortized cost.
All regular way purchases and sales of financial assets are recognized at the settlement date.

Financial assets at fair value through profit or loss
This category includes marketable securities, cash and cash equivalents. They represent financial assets held for trading purposes, i.e., assets acquired by the Company to be sold in the short-term. They are measured at fair value and changes in fair value are recognized in the consolidated statements of operations as financial income or expense, as applicable.
Financial assets at amortized cost
This category includes other financial assets (non-current), trade receivables (current) and other receivables and related accounts (current). Other financial assets (non-current) include advances and security deposits and guarantees granted to third parties as well as term deposits and restricted cash, which are not considered as cash equivalents.
They are non-derivative financial assets with fixed or determinable payments that are not listed on an active market. They are initially recognized at fair value plus transaction costs that are directly attributable to the acquisition or issue of the financial asset, except trade receivables that are initially recognized at the transaction price as defined in IFRS 15.
After initial recognition, these financial assets are measured at amortized cost using the effective interest rate method when both of the following conditions are met:
•The financial asset is held within a business model whose objective is to hold financial assets in order to collect contractual cash flows; and
•The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.
Gains and losses are recorded in the consolidated statements of operations when they are derecognized, subject to modification of contractual cash flows and/or impaired.
IFRS 9 – Financial Instruments requires an entity to recognize a loss allowance for expected credit losses on a financial asset at amortized cost at each Statement of Financial Position date. The amount of the loss allowance for expected credit losses equals: (i) the 12 - month expected credit losses or (ii) the full lifetime expected credit losses. The latter applies if credit risk has increased significantly since initial recognition of the financial instrument. An impairment is recognized, where applicable, on a case–by–case basis to take into account collection difficulties which are likely to occur based on information available at the time of preparation of the financial statements.
Disputed receivables are written-off when certain and precise evidence shows that recovery is impossible, and existing credit loss allowance are released.
Financial assets are monitored for any indication of impairment. Under IFRS 9, the impairment model is based on the accounting on expected credit losses during the life of the financial assets. A financial asset is impaired if its credit risk, determined with both historic and prospective data, increased significantly since its initial booking. The loss will impact the net income (loss) recorded to the statement of operations.

Cash and cash equivalents
Accounting policy
Cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other reasons. They are easily converted into known amounts of cash and are subject to an insignificant risk of changes in value. Cash and cash equivalents consist of liquid assets that are available immediately and term deposits.
Cash equivalents are measured at amortized cost.

Capital issued
Accounting policies
Ordinary shares are classified in shareholders’ equity. The cost of equity transactions that are directly attributable to the issue of new shares or options is recognized in shareholders’ equity as a deduction from the proceeds of the issue.

Provisions
Accounting policies

Provisions for contingencies and charges
Provisions for contingencies and charges reflect obligations resulting from various disputes and risks which due dates and amounts are uncertain, that the Company may face as part of its normal business activities.
A provision is recognized when the Company has a present obligation (legal or constructive) as a result of a past event, where it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.
The amount recorded in provisions is a best estimate of the outflow of resources that will be required to settle the obligation, discounted, if required, at year-end.

Provisions for retirement obligations
Company employees receive the retirement benefits provided for by law in France:
•Lump-sum retirement benefit paid by the Company to employees upon retirement (defined benefit plan); and
•Pension benefits paid by social security agencies, which are financed through employer and employee contributions (State defined contribution plan).
The cost of retirement benefits payable under defined benefit plans is estimated using the projected credit unit cost method.
Past service cost related to non-vested benefits is recognized as an expense (increase in the benefits granted) or as income (reduction in the benefits granted) when the plan amendment or curtailment occurs. Actuarial gains and losses are recognized directly and in full in other comprehensive income (loss) under equity.
Retirement benefit obligations are measured at the present value of future estimated payments by reference to market yields on high quality corporate bonds with a maturity equivalent to that estimated for the plan. The Company uses experts to carry out an annual valuation of the plans. The Company's payments to defined contribution plans are recognized as expenses in each period to which they relate.
As of December 31, 2022 and 2021, the Company updated the parameters for calculating the lump-sum retirement benefit plan to take recent changes into account. The salary increase rate, staff turnover and discount rate were all updated (see Note 11.2 for further details on assumptions used).

Financial liabilities
Accounting policies
The Company receives assistance in the form of grants, conditional advances and interest-free loans.
Under IFRS, a repayable advance that does not require the payment of annual interest is considered to be an interest-free loan. The difference between the amount of the advance at historical cost and the advance discounted at the Company's average borrowing rate is considered to be a government grant. These grants are deferred over the estimated duration of the projects they finance.
The long-term (more than one year) portion of conditional advances is recognized in non-current financial liabilities and the short-term portion in current financial liabilities.
Non-repayable conditional loans are treated as government grants when there is reasonable assurance that the Company will comply with the conditions for non-repayment. Otherwise, they are classified in liabilities.
Government grants made available to offset expenses or losses already incurred, or as immediate financial assistance to the Company with no future related costs, are recognized in income in the period in which the grant is allocated.
Financial liabilities are recognized and measured in accordance with IFRS 9 – Financial Instruments. Financial liabilities, including trade and other payables are valued at amortized cost.

Financial liabilities at amortized cost
Loans and other financial liabilities are recognized and measured in accordance with IFRS 9 – Financial Instruments.
They are recognized at amortized cost, which is defined under IFRS 9 as the initial value of a financial asset or liability, after deduction of reimbursement of principal, increased or decreased by the accumulated amortization, calculated using the effective interest rate method.
Transaction costs directly attributable to the acquisition or issuance of financial liabilities are deducted from the financial liabilities. The costs are then amortized on an actuarial basis over the life of the liability using the effective interest rate, namely the rate that exactly discounts estimated future cash flows to the net carrying amount of the financial liability in order to determine its amortized cost.

Details of financial liabilities

	As of December 31,
(in thousands of euros)	2022	2021
Lease liabilities – Short term	962	1,126
Repayable BPI loan advances - Short term	500	800
PGE Loans*	2,632	1,086
EIB Loan – Short term	467	5,192
Total current financial liabilities	4,560	8,204
Lease liabilities – Long term	4,568	5,393
Repayable BPI loan advances – Long term	2,258	2,259
PGE Loans*	6,495	8,982
EIB loan – Long term	35,287	21,182
Total non-current financial liabilities	48,608	37,816
Total financial liabilities	53,169	46,020
(*)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans

Repayable BPI loan advances
The Company receives repayable advances from Banque Publique d’Investissement (formerly known as OSEO Innovation). Some of these advances are interest-free and are fully repayable in the event of technical and/or commercial success.
The other advances bear 1.56% interest. The amount to be reimbursed corresponds to the amount received to date, €2.1 million, increased by the interest amount (see Note 12.1).
In June 2020, Curadigm SAS obtained a €500 thousand conditional advance from Bpifrance, €350 thousand of which was received at the signature date. The remaining €150 thousand were released by Bpifrance after the completion of the project in October 2022, and the funds were received early 2023.

EIB loan
In July 2018, the Company obtained a fixed rate and royalties-based loan from the EIB. The loan could reach a maximum amount of €40 million, divided in three tranches. The first tranche, with a nominal value of €16 million, was received in October 2018 and will be repaid in full in 2023. The accumulated fixed-rate interest related to this tranche was to be paid at the same time. The second tranche, with a nominal value of €14 million, was received in March 2019 and was to be repaid between 2021 and 2024. The accumulated fixed-rate interest related to this second tranche was paid twice a year together with the principal due.
The specific conditions for the third tranche were not fulfilled before the July 31, 2021 deadline. Accordingly, the third tranche is no longer available to the Company.
Pursuant to the Amendment Agreement signed on October 18, 2022, as described in Note 4.3, the Company determined that the modifications of the agreement are substantial and is to be accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability in accordance with IFRS 9.
Therefore the Company estimated the fair value of the new debt that shall be recorded as a liability at the Amendment Agreement date. The fair value of the new debt shall be equal to the present value of the probable future cash flows based on management business plan using an average discount rate representing the prevailing market conditions at date.
Consequently the company recognized a financial loss of €6.9 million arising from the difference between (i) the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability (€34.4 million).After initial recognition of the new debt, this financial liability will be measured at amortized cost.
Pursuant to the terms of the Amendment Agreement, the Company is also required:
•during a six-year royalty calculation period commencing upon commercialization of NBTXR3, to pay (on each June 30 with respect to the preceding year within the calculation period) additional interest in the form of royalties, calculated according to the number of tranches that have been withdrawn and indexed on the annual sales turnover (see Note 4.3). On the date of the Amendment Agreement, the Company calculated estimated future royalties based on its forecast of future annual sales turnover, and this estimated amount was included in the amortized cost of the loan. When the Company revises its forecasts of estimated royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original average discount rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable.
•To pay to the EIB a milestone totalling €20 million which is due and payable in two equal instalments. An advance payment of this milestone shall be paid if and when the Company receives upfront or milestone revenues from deals. The amount of the milestone was included in the amortized cost of the loan.
As part of the restructuring, the Company has agreed to maintain a minimum cash balance equal to the outstanding principal owed to EIB (€25.3 million as of December 31, 2022). All other covenants included in the 2018 finance contract remain unchanged. As of December 31, 2022 no covenant is in breach.Based on the actual forecast and failing to receive appropriate cash-in, whether through a partnership and/or equity raise, it is expected this covenant would be breached during the third quarter 2023.
The company estimated the fair value of the new debt, which required determining the present value of estimated discounted future cash flows using an average interest rate representing the prevailing market conditions at the restructuring date. The estimation involved projecting debt cash outflows based on net sales included in the Business Plan as determined by the company's Strategy direction.
Fixed flows, including principal repayments and interest payments at a fixed rate are consistent with the payments of a standard corporate borrowing or bond. To estimate the present value of these fixed flows, the company has determined a discounting rate consisting of a base rate and a credit spread. The base rate was estimated by considering EUR-denominated interest rate swaps at different maturities matching principal and interest payments at financing date (October 18, 2022), while the credit spread was determined by considering corporate bond spread curves of American and European healthcare groups at financing date, assuming a CCC rating for the company. The average between EUR and USD curves was retained due to the company’s international operations, and the high volatility of the EUR curve was also taken into account. The discount rate for fixed flows ranged from 14.95% to 16.09%, depending on the maturity, with the new financing denominated in EUR.
Future royalty payments depend on the company’s net sales forecast and therefore depends on its financial performance. Accordingly, in order to estimate the present value of royalty payments, the company has retained a Weighted Average Cost of Capital (“WACC”) applicable to Nanobiotix, which is traditionally used to discount future operating cash flows which are exposed to standard operating risk (without taking into account the risk of unsuccessful development of studies which is already captured in the cashflows). Using a detailed calculation methodology, the company has estimated the WACC on October 18, 2022 at 30%.

The combination of the above results is an average discount rate of 21.3%.

Consequently the company recognized a financial loss of €6.9 million arising from the difference between (i) the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability (€34.4 million). After initial recognition of the new debt, this financial liability will be measured at amortized cost based on an average discount interest rate of 21.3%

As of December 31, 2022, the Company conducted sensitivity analysis changing the key assumptions used to determine the fair value of the new financial liability :

Fair value P&L impact is composed of both the impact of determining the initial fair value of the debt and the impact of discounting during the year (from October 18, 2022 to December 31, equivalent to €1.4 million).
• Average discount rate sensitivity analysis
With constant cumulated net sales and commercialization date :

(in thousands of euros)	As of December 31, 2022
Average discount rate sensitivity	Base rate -1%	Base rate	Base rate +1%
Average discount rate	20.30%	21.30%	22.30%
Total debt amount	(37,123)	(35,754)	(34,452)
Fair value P&L impact	(9,579)	(8,210)	(6,908)
Global impact	(1,369)	—	1,301

•Commercialization date sensitivity analysis
With constant average discount rate and cumulated net sales :

(in thousands of euros)	As of December 31, 2022
Commercialization date sensitivity	Based date	1 year after (*)
Total debt amount	(35,754)	(31,076)
Fair value P&L impact	(8,210)	(3,532)
Global impact	—	4,678
(*) one year post-poning versus first year of commercialization

•Cumulated net sales sensitivity analysis
With constant average discount rate and commercialization date :

(in thousands of euros)	As of December 31, 2022
Cumulated net sales sensitivity	-10%	Based cumulated net sales	+10%
Total debt amount	(35,584)	(35,754)	(35,923)
Fair value P&L impact	(8,040)	(8,210)	(8,379)
Global impact	169	—	(169)

•Impact on the debt of signing a deal that will generate the PIK early payment
With constant average discount rate, cumulated net sales and commercialization date

(in thousands of euros)	As of December 31, 2022
Date of a deal	No Deal before Aug 2023	Deal before Aug 2023
Effective date of PIK interests to be paid	oct-24	oct-23
Total debt amount	(35,754)	(36,073)
Fair value P&L impact	(8,210)	(8,529)
Global impact	—	(319)

PGE loans
The Company announced in June 2020 that it has received approval for financing from both HSBC and Bpifrance for €5 million each in the form of state-guaranteed loans (“Prêts Garantis par l’État”, or “PGE” in France); the €5 million from HSBC (the ‘‘HSBC PGE Loan’’) was received in June 2020. This loan is booked at amortized cost for a minimum of 12 months and allows the Company to delay the reimbursement of this 12 months loan by 1 to 5 years. The Company used this option and the reimbursement date was delayed by 1 year, starting in September 2022. The effective interest rate amounts to 0.31%. As of December 31, 2022, €661 thousand was repaid from HSBC PGE loan.
On July 10, 2020, the Company entered into the second €5 million PGE loan with Bpifrance (the ‘‘Bpifrance PGE Loan’’). The Bpifrance PGE loan has a six-year term and is 90% guaranteed by the French State. The Bpifrance PGE loan did not bear any interest for the first 12-month period but, following such 12-month period and for the subsequent 5 years, bears an interest rate of 2.25% per annum, inclusive of an annual State guarantee fee of 1.61% per annum. The principal and interest of the Bpifrance PGE loan is being reimbursed in 20 quarterly installments as from October 31, 2021 until July 26, 2026. As of December 31, 2022, €425 thousand was repaid from Bpifrance PGE.

12.1 Conditional advance, bank loan and loans from government and public authorities

The table below shows the detail of liabilities recognized on the statements of financial position by type of conditional advances and loans from government and public authorities.
Conditional advances and loans from government and public authorities

(in thousands of euros)	Bpifrance advance	Interest-free Bpifrance loan	EIB Loan	Curadigm Bpifrance advance	Total
As of January 1, 2021	2,216	974	29,251	285	32,726
Principal received	—	—	—	—	—
Impact of discounting and accretion	17	19	(5,817)	16	(5,765)
Accumulated fixed interest expense accrual	32	—	1,758	—	1,790
Accumulated variable interest expense accrual	—	—	4,214	—	4,214
Repayment	—	(500)	(3,033)	—	(3,533)
As of December 31, 2021	2,266	493	26,374	300	29,433
Principal received	—	—	—	—	—
Impact of discounting and accretion and initial fair value determination of new instrument	3	7	6,855	17	6,882
Accumulated fixed interest expense accrual	47	—	1,643	—	1,690
Accumulated variable interest expense accrual	—	—	3,740	—	3,740
Repayment	—	(375)	(2,858)	—	(3,233)
As of December 31, 2022	2,316	125	35,754	317	38,512
During the year ended December 31, 2022 the increase in the EIB loan of €6.9million relates to the impact in the framework of the Amendment Agreement with EIB. The Company determined that the modifications of the agreement are substantial and is to be accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability in accordance with IFRS 9 This financial loss arises from the difference between the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability as of the Amendment Agreement date (€34.4 million). (See Note 4.3)
The impact of discounting and accretion of €5.8 million, in 2021 relates to impact from the “catch-up method” related to the variable compensation further to the royalty component in the EIB loan that is linked to future revenue expectations. When the Company revises its forecasts of estimated royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original average discount rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable. The rest of the catch up impact is presented on the line variable interest future payments.
The expected royalty payments to be made in the future, previously estimated as €3.4 million as of December 31, 2021 according to the former EIB contract have been updated to €32.4 million as of December 31, 2022 as a result of the revised terms of the EIB debt amendment and the revised sales forecast.
Bank loan

(in thousands of euros)	HSBC “PGE” (1)	Bpifrance “PGE” (1)	Total
As of January 1, 2021	5,020	5,044	10,064
Principal received	—	—	—
Impact of discounting and accretion	17	(14)	3
Accumulated fixed interest expense accrual (2)	26	120	146
Repayment	(33)	(112)	(145)
As of December 31, 2021	5,030	5,038	10,068
Principal received	—	—	—
Impact of discounting and accretion	(1)	(7)	(8)
Accumulated fixed interest expense accrual (3)	42	111	153
Repayment	(661)	(425)	(1,086)
As of December 31, 2022	4,409	4,717	9,127
(1)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans
(2) In 2021 the fixed interest accrual refers to guaranteed fee of 0.25% of the principal of the HSBC PGE loan and to a guarantee fee of 0.25% added to a fixed interest rate of 1.36% for the Bpifrance PGE loan, respectively.
(3) In 2022 the fixed interest accrual refers to guaranteed fee of 0.25% of the principal of the HSBC PGE loan and to a guarantee fee of 0.25% added to a fixed interest rate of 1.36% for the Bpifrance PGE loan, respectively.

12.2 Lease liabilities

The table below shows the detail of changes in lease liabilities recognized on the statements of financial position over the periods disclosed:

(in thousands of euros)	Lease liabilities
As of January 1, 2021	6,188
New lease contracts	1,476
Impact of discounting of the new lease contracts	(110)
Fixed interest expense	288
Repayment of lease	(1,195)
Early termination of lease contracts	(128)
As of December 31, 2021	6,519
New lease contracts	252
Impact of discounting and accretion	(26)
Fixed interest expense	238
Repayment of lease	(1,331)
Early termination of lease contracts	(122)
As of December 31, 2022	5,530
12.3 Due dates of the financial liabilities

The due dates for repayment of the advances loans and lease liabilities at their nominal value and including fixed-rate interest are as follows:

	As of December 31, 2022
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years
Bpifrance	300	1,300	837	—
Interest-free Bpifrance loan	125	—	—	—
Curadigm interest-free Bpifrance advance	75	200	75	—
HSBC “PGE”	1,287	2,557	631	—
Bpifrance “PGE”	1,345	2,605	948	—
EIB fixed rate loan	467	7,630	30,184	19,869
Lease liabilities	962	2,292	1,904	971
Total	4,560	16,584	34,579	20,840

	As of December 31, 2021
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years
Bpifrance	300	1,300	808	—
Interest-free Bpifrance loan	500	—	—	—
Curadigm interest-free Bpifrance advance	—	200	150	—
HSBC “PGE” (1)	661	2,572	1,904	—
Bpifrance “PGE” (1)	425	2,662	2,237	—
EIB fixed rate loan	5,192	28,762	—	—
Lease liabilities	1,126	2,252	2,247	1,714
Total	8,204	37,747	7,346	1,714
(1)”The Company will reimburse the two “PGE”or (“Prêts garantis par l’Etat” or state-guaranteed loans) over 5 years with a deferral of 1 year (last reimbursement being in 2026), for the reasons mentioned in the paragraph below.

The long-term debt obligations relate to the fixed rate interest and principal payable on repayable advances, the interest-free Bpifrance loan, EIB loan, PGE loans and the lease liabilities. These amounts do not include the discounting impact, but only reflect the committed amounts under those contracts as of December 31, 2022.
The outstanding balance of the EIB loan included in the table above was €58.1 million as of December 31, 2022, including €12.8 million of total fixed rate interest to be paid over the term of the loan, out of which €2.3 million was expensed during the year ended December 31, 2022 and €20 million of milestones payable in two equal instalments at the earlier on, respectively, June 30, 2026 and June 30, 2027 and, failing to commercialize, at the new maturity date of the loan. The balance in the table above does not include €32.4 million of estimated variable rate interest, based on the consolidated forecasted sales expected to be generated by the Company during the six-year period beginning upon NBTXR3 commercialization (see Notes 3.2, 4.3 and 12.1).

Revenue and other income
Accounting policies

Revenue and other income
Revenue is recognized in accordance with IFRS 15.
Under IFRS 15, revenue is recognized when the Company satisfies a performance obligation by transferring a distinct good or service (or a distinct bundle of goods and/or services) to a customer, i.e. when the customer obtains control of these goods or services. An asset is transferred when the customer obtains control of the asset (or service).
Given the wide spectrum of therapeutic research and development opportunities, aside from the fields that the Company intends to research and develop with its own scientific and financial resources, the Company has entered and expects to enter into license and collaboration agreements with third parties in certain specific fields that have generated or will generate revenue.
Therefore, each agreement has been and will be analyzed, on a case-by-case basis to determine whether the arrangement contains performance obligations to the other party and, if so, to identify the nature of these performance obligations in order to determine the appropriate accounting under IFRS 15 principles of the amounts that the Company has received or is entitled to receive from the other party e.g.:
•Development services performed by the Company to create or enhance an intellectual property controlled by the client, for which revenue is recognized over time, when services are rendered;
•A transfer of control of an existing intellectual property of the Company for which revenue is recognized at the time such control is transferred;
•A license:
◦If the license is assessed to be a right to access the Company’s intellectual property as it exists throughout the license period, revenue is recognized over the license period; or
◦If the license is a right to use the Company’s intellectual property as it exists (in term of forms and functionality), revenue is recognized when the other party is able to use and benefit from the license; or
•Product supply for which the revenue is recognized once the control over the delivered products is transferred.
Contingent revenue arising from successful milestones or sales-based royalties are not recognized before the related milestone has been reached or sale has occurred.

Application of IFRS rules to the license, development and commercialization agreement with LianBio

In May 2021, the Company executed a license arrangement with LianBio, pursuant to which LianBio received an exclusive right to develop and commercialize NBTXR3 in China and other east Asian countries. the Company remains responsible for the manufacturing of the licensed products. The Company is not required to transfer manufacturing know-how, unless the Company, at any time following a change of control of the Company, fails to provide at least 80% of LianBio's requirements for licensed products in a given calendar year. Pursuant to the agreement, the parties will collaborate on the development of NBTRX3 and LianBio will participate in global Phase 3 registrational studies, for several indications, by enrolling patients in China.
The Company received in June 2021 a non-refundable upfront payment of $20 million. In addition, the Company may receive up to $205 million potential additional payments upon the achievement of certain development and sales milestones, as well as tiered, low double-digit royalties based on net sales of NBTXR3 in the licensed territories. The Company is also entitled to receive payments for development and commercial vials ordered by LianBio and supplied by the Company.
The license to commercialize a product candidate, ongoing transfer of unspecified know-how related to development and commercialization and the supply services (for commercial products) are in the scope of IFRS 15, as they are an output of the Company’s ordinary activities. For IFRS 15 purpose, it was determined that the license is not distinct from the commercial manufacturing services because the customer cannot benefit from the license without the manufacturing services and such services are not available from third party-contract manufacturers. Accordingly, the license and commercial manufacturing services are treated as one single performance obligation which is recognized as manufacturing services are performed. Milestone payments linked to regulatory marketing approvals will be included in the transaction price only when and if the contingency is resolved and will be recognized as revenue when manufacturing services are provided. Sales-based milestone payments will be recognized when the sales thresholds are achieved. Royalties will be recognized when the underlying sales are made by LianBio.
The $20 million upfront payment received in June 2021 has been recognized as a Contract Liability and will be recognized as revenue over the term of the arrangement, as manufacturing services (for commercial products) are provided.
The mutualization of development efforts leading to the regulatory marketing approvals are treated as a collaboration arrangement outside of the scope of IFRS 15. If any R&D cost incurred is eligible for partial reimbursement by Lianbio, the corresponding recharge is recognized as Other Income. No such amount has been incurred to date. This includes the supply of products necessary to conduct the clinical trials, R&D cost incurred that are eligible for partial reimbursement by Lianbio, that will be recognized as Other Income. The related income will be recognized respectively when the products will be delivered to Lianbio and when the eligible costs are incurred by LianBio.
Milestone payments linked to regulatory marketing approvals will be included in the transaction price only when and if the contingency is resolved and will be recognized to revenue as manufacturing services are provided. Sales-based milestone payments will be recognized when the sales thresholds are achieved. Royalties will be recognized when the underlying sales are made by LianBio.
On May 9, 2022, the Company signed the clinical supply agreement with LianBio as defined in the license, development, and commercialization agreement. This agreement provides for the supply by the Company to LianBio of vials of NBTXR3 and Cetuximab products for clinical trial development activities. For the year ended December 31, 2022, the Company billed the delivery of NBTXR3 and Cetuximab vials to LianBio amounting to €472 thousand, recorded within Other Income as it relates to the non-IFRS 15 components of the agreement (the development collaboration).

Grants
Due to its innovative approach to nanomedicine, the Company has received various grants and other assistance from the government of France and French public authorities since its creation. The funds are intended to finance its operations or specific recruitments. Grants are recognized in income as the corresponding expenses are incurred and independently of cash flows received.

Research tax credit
The French tax authorities grant a research tax credit (Crédit d’Impôt Recherche, or “CIR”), to companies in order to encourage them to conduct technical and scientific research. Companies demonstrating that they have incurred research expenditures that meet the required criteria (research expenses in France or, since January 1, 2005, other countries in the European Community or the European Economic Area that have signed a tax treaty with France containing an administrative assistance clause) receive a tax credit that can theoretically be compensated with the income tax due on the profits of the financial year during which the expenses have been incurred and the following three years. Any unused portion of the credit is then refunded by the French Treasury. If the Company can be qualified as small and medium-sized enterprises, in France the “PME”, it can request immediate refund of the remaining tax credit, without application of the three-year period).
The Company has received research tax credits since its creation. These amounts are recognized as "Other income" in the fiscal year in which the corresponding charges or expenses were incurred. In case of capitalization of research and development expenses, the portion of research tax credit related to capitalized expenses is deducted from the amount of capitalized expenses on the statements of financial position and from the amortization charges for these expenses on the statements of operations.

Operating expenses	Accounting policies Leases included in the practical expedients under the IFRS 16 standard and used by the Company (low value asset and short-term leases) are recognized in operating expenses. Payments made for these leases are expensed, net of any incentives, on a straight-line basis over the contract term (see Note 23).
Income tax
Accounting policy
The Company and its subsidiaries are subject to income tax in their respective jurisdictions.
Deferred taxes are recognized on a full provision basis using the liability method for all temporary differences between the tax basis and carrying value of assets and liabilities in the financial statements.
The main source of deferred taxes relate to unused tax loss carryforwards. Deferred taxes are measured at the tax rates that are expected to apply to the period when the asset is expected to be realized or the liability is expected to be settled, based on tax rates and tax laws enacted or substantively enacted by the end of the reporting period. Deferred tax assets, which mainly arise as a result of tax loss carryforwards, are only recognized to the extent that it is probable that sufficient taxable income will be available in the future against which to offset the tax loss carryforwards or the temporary differences. Management uses its best judgment to determine such probability. Given the Company’s current stage of development and its short-term earnings outlook, the Company is unable to make sufficiently reliable forecasts of future earnings and accordingly, deferred tax assets have not been recognized and offset only to the extent of deferred tax liabilities in the same taxable entities.

Segment reporting	In accordance with IFRS 8 – Operating Segments, reporting by operating segment is derived from the internal organization of the Company’s activities; it reflects management’s viewpoint and is established based on internal reporting used by the chief operating decision maker (the Company’s Chief Executive Officer and Chairmen of the Executive Board and of the Supervisory Board) to allocate resources and to assess performance. The Company operates in a single operating segment: research and development in product candidates that harness principles of physics to transform cancer treatment. The assets, liabilities and operating loss realized are primarily located in France.
Loss per share
Accounting policy
Loss per share is calculated by dividing the net loss due to shareholders of the Company by the weighted average number of ordinary shares outstanding during the period.
The diluted loss per share is calculated by dividing the results by the weighted average number of common shares in circulation, increased by all dilutive potential common shares. The dilutive potential common shares include, in particular, the share subscription warrants, stock options, free shares, founder subscription warrants and equity line warrants as detailed in Note 10 and 17.
Dilution is defined as a reduction of earnings per share or an increase of loss per share. When the exercise of outstanding share options and warrants decreases loss per share, they are considered to be anti-dilutive and excluded from the calculation of loss per share.

Subsequent events	Accounting policyThe statements of consolidated financial position and statements of consolidated operations are adjusted for post-closing events prior to the filling date for issuance as long as they have a significant impact of the amounts presented at the closing date of the statement of financial position. If they do not, they are disclosed. Adjustments and disclosures are made up to the date on which the consolidated financial statements are approved and authorized for issuance by the Supervisory Board.